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Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

        The undersigned executive officer of Peoples Community Bancorp, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the period ended September 30, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ TERESA A. O'QUINN Name: Teresa A. O'Quinn Title: Chief Financial Officer
Date:	November 14, 2007

A signed original of this written statement required by Section 906 has been provided to Peoples Community Bancorp, Inc. and will be retained by Peoples Community Bancorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)